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                            EXHIBIT 10 (h)

                           SECOND AMENDMENT

                                  TO

                            LOAN AGREEMENT

     This SECOND AMENDMENT TO LOAN AGREEMENT (this "Agreement") is made as of the 20th day of June, 1996, by PHARMAKINETICS LABORATORIES, INC., a corporation organized and existing under the laws of the State of Maryland (the "Obligor") and NATIONSBANK, N.A., a national banking association (formerly known as "NationsBank of Virginia, N.A." and successor by merger to NationsBank, N.A. which was formerly known as NationsBank of Maryland, N.A.) and successor by merger to Maryland National Bank (the "Bank").



                                RECITALS
                                --------

     A. The Obligor and the Bank entered into a Loan Agreement dated May 13, 1993 (the "Loan Agreement"), which was amended by a First
Amendment to Loan Agreement dated May 11, 1995 (the "First
Amendment").

     B. The Obligor has requested that the Bank amend the financial reporting requirements established in the Loan Agreement.

     C. The Bank is willing to agree to the Obligor's request on the condition, among others, that this Agreement be executed.

                           AGREED PROVISIONS
                           -----------------

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledge, the Obligor and the Bank agree as follows:

     1. The Obligor and the Bank agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Loan Agreement shall have the same meaning under this Agreement.

     2. The Obligor and the Bank agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for return items and other adjustments made in the ordinary course of business) is $0 and under the Term Note is $1,852,033.

     3.  The Loan Agreement is hereby amended as follows:
        (a) On Page 5 of the First Amendment, the section "Financial


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Statements", which substitutes for the section "Financial Statements"
on Page 7 of the Loan Agreement, item number 3, setting forth a requirement that the Obligor provide monthly operating statements, is hereby deleted in its entirety.

     4. The Obligor hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Agreement, as amended hereby. The Obligor agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations, and that, except as amended by the First Amendment and this Second Amendment to Loan Agreement, all terms and provision, representations, warranties and covenants of the original Loan Agreement shall continue in full force and effect.

     5. The Obligor hereby acknowledges and warrants that the Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Obligor in connection with this Agreement and generally in connection with the Loan Agreement and the Obligations, the Obligor hereby waiving and releasing any claims to the contrary.

     6. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Obligor agrees that the Bank may rely on the telecopy of any signature of any Obligor. The Bank agrees that the Obligor may rely on a telecopy of this Agreement executed by the Bank.

     IN WITNESS WHEREOF, the Obligor and the Bank have executed this Agreement under seal as of the date and year first written above.


ATTEST:                             PHARMAKINETICS LABORATORIES, INC.

/s/ Taryn L. Kunkel                 By: /s/ James K. Leslie    (SEAL)
- -------------------                 -----------------------
                                    James K. Leslie,
                                    President and
                                    Chief Executive Officer

ATTEST:                             NATIONSBANK, N.A.
/s/Glenda Garcia                    By: /s/ James W. Kirschner (SEAL)
- -------------                       --------------------------
                                    James W. Kirschner
                                    Vice President









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                       AGREEMENT OF GUARANTOR
                       ----------------------

     The undersigned is the "Guarantor" under a Guaranty of Payment Agreement;, dated May 13, 1993 (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of the foregoing Bank. In order to induce the Bank to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by the Obligor under the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, representations, warranties and provisions contained in the Guaranty. Without limiting the foregoing, the undersigned acknowledges and agrees that the Obligations (defined in the Loan Agreement as amended, modified, substituted, extended and renewed from time to time, include without limitation the amendments described in the foregoing Agreement) are covered by the Guaranty.

     WITNESS signature and seal of the undersigned as of the date of the Agreement.

ATTEST:                        PKLB LIMITED PARTNERSHIP
                               By:  PharmaKinetics Laboratories, Inc.,
                               General Partner

/s/ Taryn L. Kunkel            By:  /s/  James K. Leslie      (SEAL)
- -------------------            -------------------------
                               James K. Leslie
                               President and
                               Chief Executive Officer

























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